UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 3, 2003


                                ETHYL CORPORATION
             (Exact name of registrant as specified in its charter)


            Virginia                     1-5112                54-0118820
            --------                     ------                ----------
(State or other jurisdiction of   (Commission File No.)      (IRS Employer
 incorporation or organization)                           Identification Number)


                             330 South Fourth Street
                                  P.O. Box 2189
                          Richmond, Virginia 23218-2189
                    (Address of principal executive offices)


                                 (804) 788-5000
              (Registrant's telephone number, including area code)


                                 Not applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)




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     Item 5. Other Events and Required FD Disclosure.

     On March 3, 2003, Ethyl Corporation issued a press release, which is attached as Exhibit 99.1, announcing that it has satisfied all conditions for the extension of its current credit facility and the maturity date has been extended to March 31, 2004.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits

             Number        Exhibit
             ------        -------

              99.1         Press Release issued by Ethyl Corporation on
                           March 3, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ETHYL CORPORATION


Date: March 3, 2003
                                            By: /s/ David Fiorenza
                                            ----------------------------------
                                            David Fiorenza
                                            Vice President &
                                            Treasurer